UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

     Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 9, 2007

Covalence Specialty Materials Corp.
(Exact name of registrant as specified in its charter)

Delaware	333-137618	20-4104433
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation)		Identification Number)

1 Crossroads Drive, Bldg. A, Third Floor,		07921
Bedminster, NJ 07921
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code: (908) 547-6061

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-
2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-
4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 9, 2007, Berry Plastics Group, Inc. (“Berry Group”) and Covalence Specialty Materials
Holding Corp. (“Covalence Holding”), the ultimate parent entity of Covalence Specialty Materials
Corp. (“CSMC”), entered into a definitive agreement pursuant to which Berry Group will merge with
Covalence Holding in a stock-for-stock merger. Berry Group and Covalence Holding expect the closing of the merger to occur in April 2007 and the transaction is subject to the receipt of required regulatory approvals.

Following the merger, Ira Boots, Chairman and Chief Executive Officer of Berry Group, and Brent
Beeler, Chief Operating Officer of Berry Group, will remain in the same roles with the combined company, which will be known as Berry Plastics Group, Inc. (“New Berry Group”).

Immediately following the merger, Covalence Specialty Materials Corp. (“CSMC”) and Berry Plastics
Holding Corporation (“Berry Holding”), respective subsidiaries of Covalence Holding and Berry
Group, will be combined as a direct subsidiary (“New Berry Holding”) of New Berry Group. New
Berry Holding will remain the primary obligor in respect of CSMC’s Senior Subordinated Notes due
2016 (the “Covalence Notes”), Berry Holding’s Second Priority Senior Secured Fixed Rate Notes due
2014 and Second Priority Senior Secured Floating Rate Notes due 2014. The outstanding credit facilities of CSMC (both first and second lien loans) and Berry Holding are expected to be refinanced at the time of the closing with a $400 million asset based revolving credit facility and a $1.2 billion senior secured term loan facility.

In connection with the merger, on March 12, 2007, CSMC terminated its exchange offer relating to the
Covalence Notes. The exchange offer was previously scheduled to expire on March 12, 2007. All
Covalence Notes tendered pursuant to the exchange offer will be promptly returned by CSMC to their holders. It is intended that New Berry Holding will commence an exchange offer promptly following the completion of the merger.

Berry Group is majority owned by affiliates of Apollo Management VI, L.P., and the Berry Group
shareholders will own a majority of New Berry Group’s common stock following the merger. The private equity firm, Graham Partners II, L.P., is also a shareholder of Berry Group. Covalence Holding is majority owned by affiliates of Apollo Management V, L.P.

A press release issued by Berry Group and Covalence Holding is attached as Exhibit 99.1 hereto.

Item 8.01 Other Events

In connection with the merger described above, on March 12, 2007, CSMC terminated its exchange offer relating to the Covalence Notes. The exchange offer was previously scheduled to expire on
March 12, 2007. All Covalence Notes tendered pursuant to the exchange offer will be promptly returned by CSMC to their holders. It is intended that the exchange offer will re-commence following preparation of pro forma financial information.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
99.1	Press release issued by Berry Group, Inc. and Covalence Specialty Materials Holding
Corporation on March 12, 2007.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COVALENCE SPECIALTY MATERIALS CORP.

Date: March 12, 2007	By: /s/ David S. Graziosi
Name: David S. Graziosi
Title: Executive Vice President, Chief Financial
Officer

Exhibit Index

Exhibit No.	Description

99.1	Press release issued by Berry Group, Inc. and Covalence Specialty Materials Holding
Corporation on March 12, 2007.